

UMPQUA HOLDINGS CORPORATION

D.A. Davidson conference, Seattle, WA

May 8-9, 2013

UMPQUA BANK

Safe Harbor Statement

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. These statements may include statements that expressly or implicitly predict future results, performance or events. Statements other than statements of historical fact are forward-looking statements. You can find many of these statements by looking for words such as "anticipates," "expects," believes," "estimates" and "intends" and words or phrases of similar meaning. We make forward-looking statements regarding acquisitions and deployment of excess capital, continued non-covered loan growth, and continued efficiency and credit quality improvements. Forward-looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the control of Umpqua. Risks and uncertainties include those set forth in our filings with the SEC and the following factors that might cause actual results to differ materially from those presented:

- The ability to attract new deposits and originate new loans and leases
- Demand for financial services in our market areas
- Competitive market pricing factors
- Deterioration in economic conditions that could result in increased loan and lease losses
- Risks associated with concentrations in real estate related loans
- Market interest rate volatility
- Stability of funding sources and continued availability of borrowings
- Changes in legal or regulatory requirements or the results of regulatory examinations that could restrict growth
- The Dodd-Frank Act and other recent legislative and regulatory initiatives could detrimentally affect the Company's business by, for example, increasing our operating expenses and decreasing revenue.
- The ability to recruit and retain key management and staff
- Risks associated with merger integration
- Significant decline in the market value of the Company that could result in an impairment of goodwill
- The ability to raise capital or incur debt on reasonable terms
- The ability to profitably deploy capital

There are many factors that could cause actual results to differ materially from those contemplated by these forward-looking statements. For a more detailed discussion of some of the risk factors, see the section entitled "Risk Factors" in the Form 10-K for the year ended December 31, 2012 as updated and supplemented in our filings on Form 10-Q and Form 8-K. We do not intend to update any factors or to publicly announce revisions to any of our forward-looking statements. You should consider any forward looking statements in light of this explanation, and we caution you about relying on forward-looking statements.

Footprint


Seattle
Kent
washington
Portland
Salem
oregon
Eugene
Springfield
Bend
Roseburg
Medford
nevada
Eureka
Redding
Chico
Reno
Santa Rosa
Napa
Sacramento
San Francisco
Sonora
Santa Cruz
Fresno
San Luis Obispo
Bakersfield

- 203 stores
- 32 commercial banking centers
- $11.4 billion assets

6 Topics

Continued loan growth, expanding market presence

- Record commercial production over past year
- Building relationships and C&I portfolio (now 26% of total)
- Pipeline at $1.9 billion
- 18% growth last two years


Non-covered loans ($ in billions)
$5.83
$5.73
$5.70
$5.66
$5.63
$5.74
$5.83
$5.89
$5.94
$6.10
$6.25
$6.68
$6.66
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1

> Maintain liquidity, potential for future leverage

- Not purchasing new bonds – poor risk/reward profile in current market (QE)
- Waterfall to fund loan growth, managed on total return basis
- Portfolio structure natural hedge against duration/yields in current loan environment


Investments AFS ($ in billions)
$1.78
$1.93
$2.60
$2.92
$3.29
$3.18
$3.09
$3.17
$3.10
$2.83
$2.90
$2.62
$2.39
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1

UMPQUA BANK

Leverage solid capital base, deploy/return excess capital

- Well positioned for Basel III as proposed – awaiting final
- Focused on deploying excess capital (acquisitions, dividend, buyback)
- Acquisition return profile needs to exceed that of buyback
- Q1 dividend increased 43% over year ago


Q1 2013 Capital Ratios
LLR
TRUP
Common
9.72%
11.62%
12.88%
15.65%
16.90%
Tangible Common Equity/Tangible Assets
Tier 1 Leverage
Tier 1 Common Risk Based
Tier 1 Risk Based
Total Risk Based

- March 2013 risk based regulatory capital ratios are final from the quarterly regulatory reports.
- LLR = loan loss reserve, TRUP = trust preferred capital, COMMON = tangible common equity

UMPQUA BANK

> Efficiency improvements

- Expanding non-interest revenue lines – wealth management, capital markets, treasury management, international & mortgage banking
- Leverage/reduce core expense in light of low interest rate environment


Net non-interest margin %
UMPQ
Regional peers
1.92%
1.94%
1.91%
1.86%
1.77%
2.86%
2.23%
2.68%
2.28%
2.46%
2.17%
2.61%
1.90%
2.33%
1.75%
2006
2007
2008
2009
2010
2011
2012
Q1 2013

> Source: Company filings, SNL Financial

> Note: Regional peers include Banner Corporation, Cascade Bancorp, CVB Financial, PacWest Bancorp, Sterling Financial, West Coast Bancorp, and Westamerica Bancorp; Regional peers represent a median ratio. Q1 2013 regional peer data not available at preparation of this presentation.

UMPQUA BANK

Continued improvement in credit quality

- Non-covered classified asset to capital ratio down to 26%, Texas ratio at 5%
- Potential recovery pool ($11 million recoveries over past 5 quarters)
- Workout costs down 12% to $21 million for 2012 (ex OREO gain/loss)

Non-covered NPA to assets%


1.99%
1.90%
1.59%
1.53%
1.53%
1.37%
1.24%
1.09%
1.05%
1.01%
0.86%
0.75%
0.69%
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1

UMPQUA BANK

What we're focused on

- Brand expansion
  - San Jose flagship store Q1 2013
  - San Luis Obispo county store Q2 2013
  - San Francisco flagship store Q3 2013
  - Loan production offices on horizon
  - Mortgage distribution increase – Bay Area & Puget Sound
  - Culture and Value proposition
  - Technology advancement
    - Control of customer facing digital channel experience in-house (vs. rely on vendor)
    - Lower total cost of ownership over time, more nimble and proactive
    - Expect phased roll-out starting late 2013

UMPQUA BANK



Thank you